SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                 000-26172                    58-1897792
 -------------                 ---------                    ----------
(State or other               (Commission                  (IRS Employer
 jurisdiction                   File No.)               Identification No.)
 of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   -----
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5         Other Events.
               -------------
               The Certificateholders Statement for the month of October 2002 was distributed to the Series 2000-1 Certificateholders on November 15, 2002.

               The Certificateholders Statement for the month of October 2002 was distributed to the Series 2000-2 Certificateholders on November 15, 2002.

               The Certificateholders Statement for the month of October 2002 was distributed to the Series 2002-1 Certificateholders on November 15, 2002.


Item 7(c).     Exhibits.
               ---------

               The following is filed as an exhibit to this report under Exhibit 99:

99.1           Series  2000-1  Certificateholders  Statement  for the  month  of
               October 2002.

99.2           Series  2000-2  Certificateholders  Statement  for the  month  of
               October 2002.

99.3           Series  2002-1  Certificateholders  Statement  for the  month  of
               October 2002.





                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CIRCUIT CITY CREDIT CARD
                                           MASTER TRUST


                                           By:      FIRST NORTH AMERICAN
                                                    NATIONAL BANK, as
                                                     Servicer




                                           By:      /s/ Philip J. Dunn
                                                    --------------------
                                                    Philip J. Dunn
                                                    Vice President





Date:  November 15, 2002





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS




Exhibit
Number         Exhibit


99.1           Series  2000-1  Certificateholders  Statement  for the  month  of
               October 2002.

99.2           Series  2000-2  Certificateholders  Statement  for the  month  of
               October 2002.

99.3           Series  2002-1  Certificateholders  Statement  for the  month  of
               October 2002.